                                                                   Exhibit 10.12
                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 6th day of October, 2003, by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the "Borrower"), BANK ONE, NA, as agent under the "Credit Agreement" (as defined below) (the "Agent") and BANK ONE, NA, in its individual capacity, BANK OF AMERICA, N.A. and CREDIT LYONNAIS NEW YORK BRANCH (the "Supplemental Lenders").

         The Borrower, the Agent and certain other Lenders, as described therein, are parties to a Fourth Amended and Restated Revolving Credit Agreement dated as of March 31, 2003, as amended by a First Amendment to Credit Agreement dated as of August 1, 2003 (as it may be further amended from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

         Pursuant to Section 2.10(c) of the Credit Agreement, the Borrower has the right to increase the Aggregate Commitment by obtaining increased Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of the Borrower, the Agent and the Supplemental Lenders so long as the Aggregate Commitment is not increased above $350,000,000.

         Each Supplemental Lender is an existing Lender which is increasing its Commitment.

         In consideration of the foregoing, each Supplemental Lender, from and after the date hereof shall have an increased Commitment and Commitment Percentage as shown on Schedule 1 attached hereto, resulting in a new Aggregate Commitment of $220,000,000 as of the date hereof.

         IN WITNESS WHEREOF, the Agent, the Borrower and the Supplemental Lenders have executed this Amendment as of the date shown above.

                                       PULTE MORTGAGE LLC

                                       By:  /S/ David M. Bruining
                                          _____________________________________
                                       Name: David M. Bruining
                                       Title: SVP - CFO

                                    BANK ONE, NA, individually and
                                       as Agent

                                       By: /S/ Rodney S. Davis
                                          _____________________________________
                                       Name:  Rodney S. Davis
                                       Title: Associate Director

                                       BANK OF AMERICA, N.A.

                                       By: /s/ Elizabeth Kurilecz
                                          ______________________________________
                                       Name: Elizabeth Kurilecz
                                       Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ Attila Koc
                                          ______________________________________
                                       Name: Attila Koc
                                       Title:

                                  SCHEDULE 1

                     COMMITMENTS AND COMMITMENT PERCENTAGES

                                                                   (B)
                                                                COMMITMENT
                                                                PERCENTAGE
                                                                ----------              (C)
                                              (A)              (A/Aggregate          SWINGLINE
              LENDER                       COMMITMENT           Commitment)          COMMITMENT
              ------                       ----------           -----------          ----------
Bank One, NA                               $ 70,000,000           31.81818%         $15,000,000

Bank of America, N.A.                      $ 60,000,000           27.27273%

Credit Lyonnais New York Branch            $ 50,000,000           22.72727%

Comerica Bank                              $ 25,000,000           11.36364%

Wells Fargo, N.A.                          $ 15,000,000            6.81818%

                                           $220,000,000                100%

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